UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 26, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001663645
Citigroup Commercial Mortgage Trust 2016-GC36
(Exact name of issuing entity as specified in its charter)

Central Index Key Number of the depositor:  0001258361
Citigroup Commercial Mortgage Securities Inc.
(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682511
Starwood Mortgage Funding I LLC
(Exact name of sponsor as specified in its charter)

New York	333-207132-01	38-3984680 38-3984681 38-7145068
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 816-5343
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.01	Change of Servicer or Trustee.

Reference is hereby made to the Pooling and Servicing Agreement (the “CGCMT 2016-GC36 PSA”; and the transaction  contemplated by the CGCMT 2016-GC36 PSA, the “CGCMT 2016-GC36 securitization transaction”), dated as of February 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC (as successor to Wells Fargo Bank, National Association), as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to the issuing entity known as Citigroup Commercial Mortgage Trust 2016-GC36 (the “Issuing Entity”) and the series of commercial mortgage-pass through certificates known as the Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the CGCMT 2016-GC36 PSA.  The CGCMT 2016-GC36 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated April 12, 2016 and filed with the Securities and Exchange Commission on April 12, 2016 under Commission File No. 333-207132-01.

The Mortgage Loans secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as Glenbrook Square, Westin Boston Waterfront, South Plains Mall and GSA Portfolio, each an asset of the Issuing Entity, are being serviced pursuant to the pooling and servicing agreement (the “GSMS 2015-GS1 PSA”; and the transaction contemplated by the GSMS 2015-GS1 PSA, the “GSMS 2015-GS1 securitization transaction”), dated as of November 1, 2015, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC (as successor to Wells Fargo Bank, National Association), as special servicer, Situs Holdings, LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1.  The GSMS 2015-GS1 PSA was filed as Exhibit 4.2 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated February 17, 2016 and filed with the Securities and Exchange Commission on February 18, 2016 under Commission File No. 333-207132-01.

Pursuant to Section 6.08(a) of the GSMS 2015-GS1 PSA, Eightfold Real Estate Capital, L.P., as controlling class representative under the GSMS 2015-GS1 PSA, has terminated Greystone Servicing Company LLC as special servicer under the GSMS 2015-GS1 PSA, and has appointed LNR Partners, LLC to act as successor special servicer under the GSMS 2015-GS1 PSA effective as of December 26, 2024. A copy of the related Acknowledgement and Acceptance of Special Servicer dated December 26, 2024 is attached hereto as Exhibit 20.1.

The Outside Special Servicer with respect to the Glenbrook Square Mortgage Loan, the Westin Boston Waterfront Mortgage Loan, the South Plains Mall Mortgage Loan and the GSA Portfolio Mortgage Loan

LNR Partners, LLC (“LNR Partners”), a Florida limited liability company and a subsidiary of Starwood Property Trust, Inc. (“STWD”), a Maryland corporation, is being appointed as successor special servicer under the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction, which governs the servicing of the Westin Boston Waterfront Loan Combination, the Glenbrook Square Loan Combination, the South Plains Mall Loan Combination and the GSA Portfolio Loan Combination. The principal executive offices of LNR Partners are located at 2340 Collins Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

STWD through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

•	acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,
•	investing in high-yielding real estate-related debt and equity, and
•	investing in, and managing as special servicer, unrated, below investment grade rated and investment grade rated commercial mortgage backed securities.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer as more particularly described in the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 26 years. The number of commercial mortgage backed securitization pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 194 as of September 30, 2024. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to:

•	84 domestic commercial mortgage backed securitization pools as of December 31, 2001, with a then current face value in excess of $53 billion;
•	101 domestic commercial mortgage backed securitization pools as of December 31, 2002, with a then current face value in excess of $67 billion;
•	113 domestic commercial mortgage backed securitization pools as of December 31, 2003, with a then current face value in excess of $79 billion;
•	134 domestic commercial mortgage backed securitization pools as of December 31, 2004, with a then current face value in excess of $111 billion;
•	142 domestic commercial mortgage backed securitization pools as of December 31, 2005, with a then current face value in excess of $148 billion;
•	143 domestic commercial mortgage backed securitization pools as of December 31, 2006, with a then current face value in excess of $201 billion;
•	143 domestic commercial mortgage backed securitization pools as of December 31, 2007 with a then current face value in excess of $228 billion;

•	138 domestic commercial mortgage backed securitization pools as of December 31, 2008 with a then current face value in excess of $210 billion;
•	136 domestic commercial mortgage backed securitization pools as of December 31, 2009 with a then current face value in excess of $191 billion;
•	144 domestic commercial mortgage backed securitization pools as of December 31, 2010 with a then current face value in excess of $201 billion;
•	140 domestic commercial mortgage backed securitization pools as of December 31, 2011 with a then current face value in excess of $176 billion;
•	131 domestic commercial mortgage backed securitization pools as of December 31, 2012 with a then current face value in excess of $136 billion;
•	141 domestic commercial mortgage backed securitization pools as of December 31, 2013 with a then current face value in excess of $133 billion;
•	152 domestic commercial mortgage backed securitization pools as of December 31, 2014 with a then current face value in excess of $135 billion;
•	159 domestic commercial mortgage backed securitization pools as of December 31, 2015 with a then current face value in excess of $111 billion;
•	153 domestic commercial mortgage backed securitization pools as of December 31, 2016 with a then current face value in excess of $87 billion;
•	160 domestic commercial mortgage backed securitization pools as of December 31, 2017 with a then current face value in excess of $68.9 billion;
•	175 domestic commercial mortgage backed securitization pools as of December 31, 2018 with a then current face value in excess of $78.6 billion;
•	185 domestic commercial mortgage backed securitization pools as of December 31, 2019 with a then current face value in excess of $93.9 billion;
•	162 domestic commercial mortgage backed securitization pools as of December 31, 2020 with a then current face value in excess of $82.2 billion;
•	172 domestic commercial mortgage backed securitization pools as of December 31, 2021 with a then current face value in excess of $97.4 billion;
•	182 domestic commercial mortgage backed securitization pools as of December 31, 2022 with a then current face value in excess of $112.3 billion;
•	178 domestic commercial mortgage backed securitization pools as of December 31, 2023 with a then current face value in excess of $101.9 billion; and
•	194 domestic commercial mortgage backed securitization pools as of September 30, 2024 with a then current face value in excess of $109.9 billion.

As of September 30, 2024, LNR Partners has resolved approximately $90.7 billion of U.S. commercial and multifamily loans over the past 26 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, approximately $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, approximately $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, approximately $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, approximately $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, approximately $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, approximately $1.0 billion of U.S. commercial and multifamily mortgage loans during 2008, approximately $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, approximately $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, approximately $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, approximately $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012, approximately $6.5 billion of U.S. commercial and multifamily mortgage loans during 2013, approximately $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014, approximately $6 billion of U.S. commercial and multifamily mortgage loans during 2015, approximately $3.9 billion of U.S. commercial and multifamily mortgage loans during 2016, approximately $4.5 billion of U.S. commercial and multifamily mortgage loans during 2017, approximately $3.8 billion of U.S. commercial and multifamily mortgage loans during 2018, approximately $2.6 billion of U.S. commercial and multifamily mortgage loans during 2019, approximately $2.9 billion of U.S. commercial and multifamily mortgage loans during 2020, approximately $4.8 billion of U.S. commercial and multifamily mortgage loans during 2021, approximately $3 billion of U.S. commercial and multifamily mortgage loans during 2022, approximately $1.4 billion of U.S. commercial and multifamily mortgage loans during 2023, and approximately $2.6 billion of U.S. commercial and multifamily mortgage loans through September 30, 2024.

STWD or one of its affiliates generally seeks CMBS investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, California, New York and North Carolina. As of September 30, 2024, LNR Partners and its affiliates specially service a portfolio, which included approximately 6,098 assets across the United States with a then current face value of approximately $109.9 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the Certificates. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the applicable servicing standard. Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners’ strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by S&P, Fitch, and DBRS/Morningstar.

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction for assets of the same type included in this securitization transaction. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to the GSMS 2015-GS1 securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties under the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction and, accordingly, will not have any material impact on the Mortgage Pool performance or the performance of the Certificates. Generally, LNR Partners’ servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material advancing obligations with respect to the commercial mortgage backed securitization pools as to which it acts as special servicer. Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to commercial mortgage backed securitization pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the Westin Boston Waterfront Loan Combination, the Glenbrook Square Loan Combination, the South Plains Mall Loan Combination and the GSA Portfolio Loan Combination. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving the Westin Boston Waterfront Loan Combination, the Glenbrook Square Loan Combination, the South Plains Mall Loan Combination and the GSA Portfolio Loan Combination or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard (as defined in the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction).

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the subject securitization, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgaged backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject, that are material to the Certificateholders.

LNR Partners is not an affiliate of the depositor, the underwriters, Citigroup Commercial Mortgage Trust 2016-GC36 (the “Issuing Entity”), the master servicer, the trustee, the certificate administrator, the operating advisor, the asset representations reviewer, any sponsor (other than Starwood Mortgage Funding I LLC), any originator (other than Starwood Mortgage Capital LLC) or any significant obligor with respect to the CGCMT 2016-GC36 securitization transaction.

Except for (i) LNR Partners acting as successor special servicer under the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction, which governs the servicing of the Westin Boston Waterfront Loan Combination, the Glenbrook Square Loan Combination, the South Plains Mall Loan Combination and the GSA Portfolio Loan Combination, (ii) LNR being appointed, as of the date hereof, as successor special servicer under the pooling and servicing agreement governing this securitization transaction, (iii) LNR Partners acting as special servicer under the pooling and servicing agreement governing the GSMS 2015-GC34 securitization, which governs the servicing of the DoubleTree Hotel Universal Loan Combination, (iv) with respect to the CGCMT 2016-C1 securitization, which is a Companion Loan Holder with respect to the Park Place Loan Combination, LNR Partners (a) acting as the special servicer and (b) being affiliated with entities that own control eligible certificates and controlling class certificates, (v) LNR Partners being affiliated with Starwood Mortgage Capital LLC, an originator of certain Mortgage Loans and (vi) LNR Partners being affiliated with Starwood Mortgage Funding I LLC, a sponsor, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the Issuing Entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer with respect to the CGCMT 2016-GC36 securitization transaction, on the other hand, that currently exist or that existed during the past two years. In addition, other than as disclosed herein, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party – apart from this securitization transaction – between LNR Partners or any of its affiliates, on the one hand, and the Issuing Entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer with respect to the CGCMT 2016-GC36 securitization transaction, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the Certificates.

In the commercial mortgage-backed securitizations in which LNR Partners acts as special servicer, LNR Partners may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, LNR Partners’ appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace LNR Partners as the special servicer.

Neither LNR Partners nor any of its affiliates currently hold any certificates issued by the Issuing Entity or any other economic interest in this securitization (although for the avoidance of doubt, LNR Partners will be entitled special servicing fees and certain other fees and compensation as provided in the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction). However, LNR Partners or its affiliates may, from time to time, acquire certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such certificates at any time.

LNR Partners’ role and responsibilities are set forth in the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction. LNR Partners will only be liable under the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction to the extent of the obligations specifically imposed by the pooling and servicing agreement governing the GSMS 2015-GS1 securitization transaction.

The information above set forth under this “The Outside Special Servicer with respect to the Glenbrook Square Mortgage Loan, the Westin Boston Waterfront Mortgage Loan, the South Plains Mall Mortgage Loan and the GSA Portfolio Mortgage Loan” heading has been provided by LNR Partners, LLC. A description of additional material terms of the GSMS 2015-GS1 PSA regarding the role of the Outside Special Servicer, including limitations on the Outside Special Servicer’s liability under the GSMS 2015-GS1 PSA and terms regarding the Outside Special Servicer’s removal, replacement, resignation or transfer, is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus with respect to the Issuing Entity,  dated February 3, 2016 and filed with the Securities and Exchange Commission on February 17, 2016 under Commission File No. 333-207132-01.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
Exhibit 20.1	Acknowledgement and Acceptance of Special Servicer dated December 26, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date: December 26, 2024